UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811- 7590
John Hancock Patriot Preferred Dividend Fund
(Exact name of registrant as specified in charter)
601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street Boston, Massachusetts 02210 (Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May 31
Date of reporting period:	November 30, 2005
ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Patriot Preferred Dividend Fund

11.30.2005 **Semiannual Report**

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

For more information
page 25

To Our Shareholders,

The mutual fund industry has seen enormous growth over the last several decades. A good half of all American households are now invested in at least one mutual fund and the industry has grown to more than $8 trillion invested in some 7,000-8,000 mutual funds. With this growth, investors and their financial professionals have had access to an increasing array of investment choices -- and greater challenges as they try to find the best-performing funds to fit their investment objectives.

Morningstar, Inc., a major independent analyst of the mutual fund industry, has provided investors and their advisors with an important evaluation tool since 1985, when it launched its “star” rating. Based on certain measurements, the Morningstar Rating for funds reflects each fund’s risk-adjusted return compared to a peer group, designating the results with a certain number of stars, from five stars for the best down to one star. The star ranking system has become the gold standard, with 4- and 5-star funds accounting for the bulk of fund sales.

As good, and important, as this ranking measurement has been, we have long taken issue with part of the process that adjusts performance on broker-sold Class A shares for “loads” -- or up-front commissions. We have argued that this often does not accurately reflect an A share investor’s experience, since they increasingly are purchasing A shares in retirement plans and fee-based platforms that waive the up-front fee.

We are pleased to report that Morningstar has acknowledged this trend and has added a new rating for Class A shares on a no-load basis, called the “Load-Waived A Share” rating, that captures the experience of an investor who is not paying a front-end load. This new rating will better assist our plan sponsors, 401(k) plan participants and clients of financial professionals who invest via fee-based platforms or commit to invest more than a certain dollar amount, in evaluating their choice of mutual funds.

Since being implemented in early December 2005, the impact on our funds has been terrific. Under the new load-waived rating, 11 of our 32 open-end retail mutual funds increased their ratings to either a 4- or 5-star rank. In total, 13 of our funds now have 4- or 5-star rankings on their load-waived A shares, as of November 30, 2005.

We commend Morningstar for its move and urge our shareholders to consider this another tool at your disposal as you and your financial professional are evaluating investment choices.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of November 30, 2005. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks to provide high current income, consistent with preservation of capital, by normally investing at least 80% of its assets in dividend-paying securities.

Over the last six months

■ Preferred stocks and utility common stocks started out the period on firm footing, but came under pressure later as the Treasury market faltered.

■ Tax-advantaged and higher-coupon securities were among the Fund’s best performers, while holdings with yields below prevailing new issuance levels suffered.

■ The Fund lagged its Lipper peer group due to its higher exposure to preferred stocks, which lagged utility common stocks during the period.

The total returns for the Fund are with all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

Top 10 issuers
4.8%	Lehman Brothers Holdings, Inc.
4.6%	Citigroup, Inc.
4.6%	Bear Stearns Cos., Inc.
4.3%	Devon Energy Corp.
4.3%	MetLife, Inc.
4.1%	Apache Corp.
4.1%	HSBC USA, Inc.
4.0%	Anadarko Petroleum Corp.
3.9%	Alabama Power Co.
3.6%	SLM Corp.
As a percentage of net assets plus the value of preferred shares on November 30, 2005.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM, SOVEREIGN ASSET MANAGEMENT LLC

MANAGERS’ REPORT

JOHN HANCOCK Patriot Preferred Dividend Fund

Preferred stocks -- which are the primary emphasis of John Hancock Patriot Preferred Dividend Fund -- had somewhat of a rough go of it for the six-month period ended November 30, 2005. Preferreds started the period off well enough as investors showed a strong interest in the group. Their surge in popularity stemmed in part from a tax law enacted during President Bush’s first term, which cut the federal tax rates on many dividends to 15% from as high as 38.6% . Also bolstering the preferred-stock segment was strong demand from investors seeking out preferreds as a way to get better yields in a still-low interest rate environment and to find shelter from the volatile equity market. An aging Baby-Boom population also fired up demand. Finally, a relatively healthy tone to the Treasury bond market provided additional steam for preferreds. Because preferreds make fixed payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Even as short-term interest rates rose, long-term rates held steady.

October, however, proved to be a very challenging month for preferred stocks. A weakening Treasury market -- caused by inflation fears and better-than-expected economic perfor mance -- coupled with a bout of profit taking put pressure on preferred-share prices and reversed the gains they enjoyed over the prior four months. Also weighing on the share prices of already existing preferred stocks was a heavy new-issuance calendar. As interest rates rose, newly issued preferred stocks came to market with higher yields than older securities, making older issues worth less and putting pressure on their prices. An improved tone in the Treasury market helped preferreds regain some of their footing in November, although they weren’t able to fully overcome their October decline.

“Preferred stocks...had somewhat of a rough go of it for the six-month period ended November 30, 2005.”

Greg Phelps Mark Maloney

Utility common stocks

Utility common stocks -- another area of emphasis for the Fund -- followed a similar path, performing well in the first four months of the period, but slumping in October. In addition to coming under pressure due to a weak Treasury market, utility common stocks also were burdened by falling energy prices and a robust round of profit taking. Utility stocks, too, began to recover in November as energy prices moved higher, although they lagged preferred stocks during the period overall.

Performance

For the six months ended November 30, 2005, John Hancock Patriot Preferred Dividend Fund returned -2.23% at net asset value and -1.80% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 1.66% at net asset value, according to Lipper, Inc. The Fund lagged its Lipper peer group because of its higher exposure to preferred stocks, which lagged for the period. The Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 11.41%, outpacing the broader stock market, as measured by the Standard & Poor’s 500 Index’s return of 5.88% .

Leaders and laggards

Among our preferred-stock holdings, some of the better performers were those with a certain tax advantage for corporations known as the dividends received deduction (DRD). As mentioned earlier, the demand for tax-advantaged investments was strong overall, and particularly for DRD-eligible securities. At the same time, new DRD issuance was light compared with other preferred stocks. The DRD tax advantage, coupled with the strong fundamental performance of the underlying issuer, helped boost our holdings in insurance giant MetLife, Inc. Another strong contributor was Sierra Pacific Power Co.

“...some of the better performers were those with a certain tax advantage ... known as the divi- dends received deduction (DRD).”

Industry
distribution[1]

Electric
utilities -- 18%

Multi-utilities &
unregulated
power -- 15%

Oil & gas
exploration &
production -- 15%

Investment
banking &
brokerage -- 9%

Other diversified
financial
services -- 8%

Gas utilities -- 6%

Life & health
insurance -- 4%

Consumer
finance -- 4%

Regional
banks -- 4%

Diversified
banks -- 4%

Integrated oil
& gas -- 3%

Agricultural
products -- 3%

Trucking -- 3%

Diversified
chemicals -- 2%

Integrated
telecommunication
services -- 1%

Like MetLife, our holdings in Sierra Pacific were helped by the company’s strong fundamental performance, as well as the preferred stock’s high coupon, which helped cushion it as the market declined.

Detracting from performance were some holdings where new issue supply became a factor. Holdings such as Lehman Brothers Holdings, Inc. were dragged lower by the fact that newly issued preferred securities offered more tempting yields, which ultimately suppressed prices for existing securities.

Energy producers shine

High energy prices helped bolster our holdings in the common stocks of utilities that owned energy production operations. Investments in Dominion Resources, Inc. for example, performed quite well in large part because of strong financial results from the company’s energy exploration and production business. Also performing well was TECO Energy, Inc., which benefited from its coal mining and energy transportation segments. On the flip side, gas utility KeySpan Corp. disappointed. The stock was hurt by a perception that high natural gas prices could ultimately prompt a reduction in demand.

Outlook

We’re approaching the coming year with cautious optimism. In our view, there are a number of signs to suggest that we’re at or near the end of the current cycle of interest rate hikes. The Treasury yield curve -- a commonly used, although not entirely foolproof, economic forecasting tool that plots differences between yields on long- and short-term Treasuries -- is quite flat. That means that short-term and long-term yields are roughly the same, indicating that investors are nervous about near-term bets and so are demanding relatively more return on them. Several other signs, including a dip in inflation expectations and the better performance of bank stocks, suggest that the Federal Reserve Board might only raise short-term interest rates one or two more times, if at all. If interest rates do stabilize, preferred and utility common stocks are likely to benefit. Despite the recent weakness in their stock prices, utility companies continue to post strong fundamental performance and could also benefit to the extent that energy prices remain high. We also believe that long-term demand for dividend-paying securities, including preferred and utility common stocks, will provide a strong underpinning for them in the coming year. The first crest of the Baby-Boomer wave hits 60 years old in January 2006, an event we expect to further fuel demand for income-producing investments.

“We’re approaching the coming year with cautious optimism.”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.
The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the
Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.
1 As a percentage of the Fund’s portfolio on November 30, 2005.

F I N A N C I A L S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on November 30, 2005 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 15.35%		$15,206,430
(Cost $13,816,861)
Electric Utilities 0.00%		3,000

Progress Energy, Inc., (Contingent Value Obligation) (B)(I)	37,500	3,000
Gas Utilities 1.02%		1,006,040

Peoples Energy Corp.	28,000	1,006,040
Integrated Telecommunication Services 0.90%		889,515

AT&T, Inc.	22,550	561,720

Verizon Communications, Inc.	10,250	327,795
Multi-Utilities & Unregulated Power 13.43%		13,307,875

Alliant Energy Corp.	52,000	1,474,200

Dominion Resources, Inc.	27,500	2,088,625

DTE Energy Co.	30,000	1,309,200

KeySpan Corp.	81,000	2,718,360

NiSource, Inc.	34,000	732,020

NSTAR	100,000	2,809,000

TECO Energy, Inc.	62,000	1,084,380

Xcel Energy, Inc.	59,000	1,092,090

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 136.86%			$135,613,253
(Cost $136,088,577)
Agricultural Products 4.93%			4,884,378

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	60,000	4,884,378
Consumer Finance 6.34%			6,282,688

HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	BBB+	35,600	889,288

SLM Corp., 6.97%, Ser A	BBB+	101,000	5,393,400

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Diversified Banks 5.90%			$5,844,930

Bank of America Corp., 6.75%, Depositary Shares,
Ser VI	A	77,000	3,980,130

Royal Bank of Scotland Group Plc, 5.75%,
Ser L (United Kingdom)	A	80,000	1,864,800
Diversified Chemicals 2.91%			2,881,500

Du Pont (E.I.) de Nemours & Co., $4.50, Ser B	BBB+	33,900	2,881,500
Electric Utilities 27.68%			27,429,924

Alabama Power Co., 5.20%	BBB+	251,400	5,870,190

Boston Edison Co., 4.78%	BBB+	19,072	1,689,779

Duquesne Light Co., 6.50%	BB+	100,000	5,145,000

Entergy Mississippi, Inc., 6.25%	BB+	100,000	2,468,750

Interstate Power & Light Co., 7.10%, Ser C	BBB-	32,000	858,000

Northern Indiana Public Service Co., 4.88% (G)	BB+	6,925	620,653

Northern Indiana Public Service Co., 7.44%	BB+	15,150	1,556,190

Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)	CCC+	110,000	2,750,000

Southern California Edison Co., 6.125%	BBB-	50,000	5,021,875

Union Electric Co., $3.70	BBB-	12,262	814,274

Wisconsin Public Service Corp., 6.76%	A-	6,095	635,213
Gas Utilities 7.24%			7,177,085

Southern Union Co., 7.55%	BB+	201,400	5,377,380

Southwest Gas Capital II, 7.70%	BB	68,300	1,799,705
Integrated Oil & Gas 5.05%			5,000,994

Coastal Finance I, 8.375%	CCC	199,800	5,000,994
Integrated Telecommunication Services 0.97%			958,000

Telephone & Data Systems, Inc., 6.625%	A-	40,000	958,000
Investment Banking & Brokerage 14.30%			14,168,065

Bear Stearns Cos., Inc. (The), 5.72%, Depositary
Shares, Ser F	BBB	40,000	1,880,000

Bear Stearns Cos., Inc. (The), 6.15%, Depositary
Shares, Ser E	BBB	100,600	5,019,940

Lehman Brothers Holdings, Inc., 5.67%, Depositary
Shares, Ser D	A-	48,000	2,220,000

Lehman Brothers Holdings, Inc., 5.94%, Depositary
Shares, Ser C	A-	102,500	5,048,125
Life & Health Insurance 6.61%			6,546,800

MetLife, Inc., 6.50%, Ser B	BBB	260,000	6,546,800

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Multi-Utilities & Unregulated Power 9.26%			$9,174,860

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Baa1	20,000	2,100,000

Energy East Capital Trust I, 8.25%	BBB-	168,000	4,280,640

PSEG Funding Trust II, 8.75%	BB+	30,000	801,000

Public Service Electric & Gas Co., 6.92%	BB+	19,000	1,993,220
Oil & Gas Exploration & Production 22.66%			22,457,619

Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B	BBB-	61,489	6,031,690

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	62,200	6,282,200

Devon Energy Corp., 6.49%, Ser A	BB+	63,500	6,554,394

Nexen, Inc., 7.35% (Canada)	BB+	139,500	3,589,335
Other Diversified Financial Services 12.23%			12,121,910

Citigroup, Inc., 6.213%, Depositary Shares, Ser G	A	52,000	2,588,040

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	88,700	4,443,870

JPMorgan Chase & Co., 6.625%, Depositary Shares, Ser H	A-	100,000	5,090,000
Regional Banks 6.25%			6,189,900

HSBC USA, Inc., $2.8575 (G)	A2	131,700	6,189,900
Trucking 4.53%			4,494,600

AMERCO, 8.50%, Ser A	CCC+	180,000	4,494,600

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 0.92%			$913,000
(Cost $913,000)
Commercial Paper 0.92%			913,000

ChevronTexaco Corp., 12-01-05	3.890%	$913	913,000

Total investments 153.13%			$151,732,683

Other assets and liabilities, net 0.04%			$46,029

Fund preferred shares and accrued dividends (53.17%)			($52,689,934)

Total net assets 100.00%			$99,088,778

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

Notes to Schedule of Investments

(A)	Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B)	This security is fair valued in good faith under procedures established by the Board of Trustees.

(G)	Security rated internally by John Hancock Advisers, LLC.

(I)	Non-income-producing security.

(S)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,884,378 or 4.93% of the Fund’s net assets as of November 30, 2005.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

ASSETS AND LIABILITIES

November 30, 2005 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments at value (cost $150,818,438)	$151,732,683
Cash	27
Dividends receivable	342,036
Other assets	20,753
Total assets	152,095,499

Liabilities
Payable for investments purchased	98,191
Payable to affiliates
Management fees	99,804
Other	18,713
Other payables and accrued expenses	100,079
Total liabilities	316,787
Auction Rate Preferred shares (ARPS), and accrued
dividends, unlimited number of shares of beneficial
interest authorized with no par value, 525 shares
issued, liquidation preference of $100,000 per share	52,689,934

Net assets
Common shares capital paid-in	98,893,287
Accumulated net realized loss on investments	(3,246,079)
Net unrealized appreciation of investments	914,245
Accumulated net investment income	2,527,325
Net assets applicable to common shares	$99,088,778

Net asset value per common share
Based on 7,257,200 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value	$13.65

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

OPERATIONS

For the period ended November 30, 2005 (unaudited)[1]

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$4,556,098
Interest	36,837
Total investment income	4,592,935

Expenses
Investment management fees	622,932
Administration fees	116,800
ARPS auction fees	58,207
Registration and filing fees	23,478
Transfer agent fees	23,094
Printing	21,344
Custodian fees	19,017
Professional fees	18,576
Trustees’ fees	5,624
Compliance fees	1,730
Total expenses	910,802
Net investment income	3,682,133

Realized and unrealized gain (loss)
Net realized gain on investments	1,399,662
Change in net unrealized appreciation (depreciation)
of investments	(6,615,893)
Net realized and unrealized loss	(5,216,231)
Distributions to ARPS	(802,383)
Decrease in net assets from operations	($2,336,481)

[1] Semiannual period from 6-1-05 through 11-30-05.

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
and distributions,
if any, paid to
shareholders.

	Year	Period
	ended	ended
	5-31-05	11-30-05[1]

Increase (decrease) in net assets
From operations
Net investment income	$8,236,178	$3,682,133
Net realized gain (loss)	(1,972,488)	1,399,662
Change in net unrealized
appreciation (depreciation)	11,449,900	(6,615,893)
Distributions to ARPS	(1,030,902)	(802,383)
Increase (decrease) in net assets
resulting from operations	16,682,688	(2,336,481)
Distributions to common shareholders
From net investment income	(6,270,220)	(3,135,110)

Net assets
Beginning of period	94,147,901	104,560,369
End of period[2]	$104,560,369	$99,088,778

[1] Semiannual period from 6-1-05 through 11-30-05. Unaudited.
[2] Includes accumulated net investment income of $2,782,685 and $2,527,325, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

FINANCIAL HIGHLIGHTS

COMMON SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	5-31-01	5-31-02	5-31-03	5-31-04	5-31-05	11-30-05 [1]

Per share operating performance
Net asset value,
beginning of period	$11.76	$12.96	$12.39	$13.06	$12.97	$14.41
Net investment income[2]	1.24	1.18	1.08	1.02	1.13	0.51
Net realized and unrealized
gain (loss) on investments	1.16	(0.73)	0.56	0.08	1.32	(0.73)
Distributions to ARPS	(0.34)	(0.16)	(0.11)	(0.08)	(0.15)	(0.11)
Total from
investment operations	2.06	0.29	1.53	1.02	2.30	(0.33)
Less distributions to
common shareholders
From net investment income	(0.86)	(0.86)	(0.86)	(1.11)	(0.86)	(0.43)
Net asset value, end of period	$12.96	$12.39	$13.06	$12.97	$14.41	$13.65
Per share market value,
end of period	$11.75	$12.47	$13.07	$12.00	$13.58	$12.92
Total return at market value[3] (%)	23.81	13.76	12.50	(0.24)	20.77	(1.80)[4]

Ratios and supplemental data
Net assets applicable to common
shares, end of period (in millions)	$94	$90	$95	$94	$105	$99
Ratio of expenses to average
net assets[5] (%)	1.91	1.96	2.11	1.88	1.81	1.77[6]
Ratio of net investment income to
average net assets[7] (%)	9.89	9.09	9.21	7.60	8.19	7.14[6]
Portfolio turnover (%)	10	16	9	7	11	6

Senior securities
Total value of ARPS outstanding
(in millions)	$53	$53	$53	$53	$53	$53
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100	$100
Asset coverage per unit[8]	$276,853	$270,318	$277,801	$276,094	$298,017	$287,074

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Highlights
[1] Semiannual period from 6-1-05 to 11-30-05. Unaudited.
[2] Based on the average of the shares outstanding.
[3] Assumes dividend reinvestment.
[4] Not annualized.
[5] Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.21%, 1.26%, 1.30%,
  1.22%, 1.19% and 1.17%, respectively.
[6] Annualized.
[7] Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
  Without the exclusion of preferred shares, the annualized ratio of net investment income would have been
  6.27%, 5.84%, 5.70%, 4.94%, 5.38% and 4.73%, respectively.
[8] Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of ARPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Unaudited

Note A Accounting policies

John Hancock Patriot Preferred Dividend Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,433,767 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry-forward expires as follows: May 31, 2010 -- $1,226,894, May 31, 2011 -- $1,075,016, May 31, 2012 -- $79,976 and May 31, 2013 -- $51,881.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gain, if any, on the ex-dividend date. During the year ended May 31, 2005 the tax character of distributions paid was as follows: ordinary income $7,301,122.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate  of 0.80% of the Fund’s average weekly net asset value and the value attributable to the Auction Rate Preferred Shares (collectively, “managed assets”). Effective December 31, 2005, the investment management teams of the Adviser will be reorganized into Sovereign Asset Management LLC (“Sovereign”). The Adviser will remain the principal adviser on the Fund and Sovereign will act as subadviser under the supervision of the Adviser. This restructuring will not have an impact on the Fund, which will continue to be managed using the same investment philosophy and process. The Fund will not be responsible for payment of the subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services, and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the period amounted to $116,800. The Fund also paid the Adviser the amount of $26 for certain publishing services, included in the printing fees. The Fund also reimbursed John Hancock Life Insurance Company for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is an offi-cer of certain affiliates of the Adviser, as well as affiliated Trustee of the Fund and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards.

The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share
transactions

Common shares

The Fund had no common share transactions during the last two fiscal periods.

Auction Rate Preferred Shares

The Fund issued 525 shares of Auction Rate Preferred Shares (“ARPS”) on July 29, 1993, in a public offering. The underwriting discount and the offering costs were recorded as a reduction of the capital of common shares.

Dividends on the ARPS, which accrue daily, are cumulative at a rate that was established at the offering of the ARPS and has been reset every 49 days thereafter by an auction. Dividend rates on ARPS ranged from 2.82% to 3.41% during the period ended November 30, 2005. Accrued dividends on ARPS are included in the value of ARPS on the Fund’s Statement of Assets and Liabilities.

The ARPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The ARPS are subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the ARPS, as defined in the Fund’s bylaws. If the dividends on the ARPS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the ARPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the ARPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the ARPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the ARPS and common shareholders.

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2005, aggregated $15,721,372 and $8,632,541, respectively.

The cost of investments owned on November 30, 2005, including short-term investments, for federal income tax purposes, was $151,000,425. Gross unrealized appreciation  and depreciation of investments aggregated $4,762,030 and $4,029,772, respectively, resulting in net unrealized appreciation of $732,258. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Investment objective and policy

The Fund’s investment objective is to provide high current income consistent with preservation of capital. The Fund will pursue its objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The quality of ratings of its portfolio investments stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

The Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the ARPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved the following change to the Fund’s by-laws. The auction preferred section of the Fund’s by-laws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the period ended November 30, 2005, dividends from net investment income totaling $0.432 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

June 30, 2005	$0.072
July 29, 2005	0.072
August 31, 2005	0.072
September 30, 2005	0.072
October 31, 2005	0.072
November 30, 2005	0.072

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant’s accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its  purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance
If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Board Consideration of and Continuation of Investment Advisory Agreement: John Hancock Patriot Preferred Dividend Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Preferred Dividend Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the Fund.

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/ Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and the performance of one of its benchmark indexes, the Lipper Closed-End Income and Preferred Funds Index, for the time periods under review. The Board noted that, except for the one-year period ended December 31, 2004, the Fund’s performance was either above or not appreciably below the performance of the Fund’s other benchmark index, the Dow Jones Utility Average Index, for the time periods under review. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate and the actual management fee expense ratio with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was at the high end of the range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the actual management fee expense ratio was higher than the median rate of the Peer Group. The Adviser explained that, in its view, the actual management fee expense ratio of the Fund reported by Lipper is overstated because the Lipper analysis excludes amounts attributable to redeemable preferred shares from the denominator or asset base when converting dollars actually paid into a ratio. The Board received a more detailed analysis provided by the Adviser, which showed that the actual management fee expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group’s and Universe’s median total operating expense ratio. The Board considered the additional analysis provided by the Adviser, and noted that the actual total operating expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affili-ates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund’s total expenses ranking relative to its Peer Group.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees
Ronald R. Dion, Chairman
James R. Boyle†
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Charles L. Ladner*
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
*Members of the Audit Committee
†Non-Independent Trustee

Officers
Keith F. Hartstein
President and
Chief Executive Officer
William H. King
Vice President and Treasurer
Francis V. Knox, Jr.
Vice President and
Chief Compliance Officer
John G. Vrysen
Executive Vice President and
Chief Financial Officer

Investment adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Subadviser
Sovereign Asset Management
LLC
101 Huntington Avenue
Boston, MA 02199

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent for
common shareholders
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Transfer agent for ARPS
Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel
Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Stock symbol
Listed New York Stock
Exchange:
PPF

For shareholder assistance
refer to page 20

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfo-
lio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD) www.jhfunds. com

P70SA 11/05 1/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, November 30, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective May 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a)	Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b)	Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post- trade reporting and a 30 day hold requirement for all employees.

(c)	A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds - Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Preferred Dividend Fund

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: January 27, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: January 27, 2006